UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2005

PATH 1 NETWORK TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30928	13-3989885
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6215 Ferris Square, Suite 140, San Diego, California 92121

(Address of principal executive offices, with zip code)

(858) 450-4220

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 8, 2005, we entered into a Second Amendment of Restricted Stock Award Agreement (the “Amendment”) with John R. Zavoli, our President, Chief Executive and member of our board of directors. The Amendment amends the vesting schedule applicable to the shares of common stock issued to Mr. Zavoli pursuant to the Restricted Stock Award Agreement dated October 23, 2003 (the “Agreement”), as previously amended. A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 10.78.

The first amendment to the Agreement was filed as Exhibit 10.71 to our Quarterly Report on Form 10-Q filed November 5, 2004. The Agreement was filed as Exhibit 10.60 to our Annual Report on Form 10-K filed April 14, 2004.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description of Document
10.78	Second Amendment to Restricted Stock Award Agreement dated March 8, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATH 1 NETWORK TECHNOLOGIES INC.

Date: March 9, 2005	By:	/s/ JOHN R. ZAVOLI
John R. Zavoli
President Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Document
10.78	Second Amendment to Restricted Stock Award Agreement dated March 8, 2005